SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)
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United Heritage Bankshares of Florida, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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UNITED HERITAGE BANKSHARES OF FLORIDA, INC.
March 6, 2006
TO THE SHAREHOLDERS OF
UNITED HERITAGE BANKSHARES OF FLORIDA, INC.
     You are cordially invited to attend the Annual Meeting of Shareholders of United Heritage Bankshares of Florida, Inc. which will be held at the 640 E. State Road 434, Longwood, Florida 32750, on Wednesday, April 5, 2006 beginning at 8:00 a.m.
     At the Annual Meeting you will be asked to consider and vote upon the reelection of the directors to serve until the next Annual Meeting of Shareholders. Shareholders also will consider and vote upon such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
     We hope you can attend the meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the meeting, you may vote your shares in person.
     We want to thank you for your support during the past year. If you have any questions about the Proxy Statement, please do not hesitate to call us.
Sincerely,
David G. Powers
President and Chief Executive Officer

UNITED HERITAGE BANKSHARES OF FLORIDA, INC.
1411 EDGEWATER DRIVE, SUITE 100
ORLANDO, FL 32804
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 5, 2006
     Notice is hereby given that the Annual Meeting of Shareholders of United Heritage Bankshares of Florida, Inc. (the “Holding Corporation”) will be held at the 640 E. State Road 434, Longwood, Florida 32750, on Wednesday, April 5, 2006 beginning at 8:00 a.m. (“Annual Meeting”), for the following purposes:
     1. Elect Directors. To elect directors to serve until the Annual Meeting of Shareholders in 2006.
     2. Other Business. To transact such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
     Only shareholders of record at the close of business on February 15, 2006 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. All shareholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy to the Holding Corporation in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of the Holding Corporation an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

David G. Powers
March 6, 2006	President and Chief Executive Officer
     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO REGISTRAR AND TRANSFER COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
OF
UNITED HERITAGE BANKSHARES OF FLORIDA, INC.
TO BE HELD ON
APRIL 5, 2006
INTRODUCTION
General
     This Proxy Statement is being furnished to the shareholders of United Heritage Bankshares of Florida, Inc. (the “Holding Corporation”) in connection with the solicitation of proxies by the Board of Directors of the Holding Corporation from holders of the outstanding shares of the $.01 par value common stock of the Holding Corporation (“Holding Corporation Common Stock”) for use at the Annual Meeting of Shareholders of the Holding Corporation to be held on Wednesday, April 5, 2006, and at any adjournment or postponement thereof (“Annual Meeting”). The Annual Meeting is being held to (i) elect directors to serve until the Annual Meeting of Shareholders in 2007, and (ii) transact such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof. The Board of Directors of the Holding Corporation knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated March 6, 2006, and it and the accompanying notice and form of proxy are first being mailed to the shareholders of the Holding Corporation on March 13, 2006.
     The principal executive offices of the Holding Corporation are located at 1411 Edgewater Drive, Suite 100, Orlando, FL 32804. The telephone number of the Holding Corporation at such offices is (407) 712-6151.
Record Date, Solicitation and Revocability of Proxies
     The Board of Directors of the Holding Corporation has fixed the close of business on February 15, 2006, as the record date for the determination of the Holding Corporation shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of the Holding Corporation Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting. At the close of business on such date, there were 4,871,908 shares of the Holding Corporation Common Stock outstanding and entitled to vote held by approximately 889 shareholders of record. Holders of the Holding Corporation Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Holding Corporation Common Stock held of record at the close of business on February 15, 2006. The affirmative vote of the holders of a plurality of shares of Holding Corporation Common Stock represented and entitled to vote at the Annual Meeting at which a quorum is present is required for approval of each matter submitted to a vote of shareholders.
     Shares of the Holding Corporation Common Stock represented by a properly executed proxy, if such proxy is received prior to the vote at the Annual Meeting and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF THE HOLDING CORPORATION COMMON STOCK WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE HOLDING CORPORATION OF THE NOMINEES LISTED BELOW, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
     A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Holding Corporation, (ii)

PROPOSAL ONE ELECTION OF DIRECTORS
NOMINATING COMMITTEE
COMPENSATION COMMITTEE REPORT
AUDIT COMMITTEE REPORT
SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
SECTION 16(a) REPORTING REQUIREMENTS
INDEPENDENT PUBLIC ACCOUNTANTS
OTHER INFORMATION

properly submitting to the Secretary of the Holding Corporation a duly executed proxy bearing a later date, or (iii) appearing in person at the Annual Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: United Heritage Bankshares of Florida, Inc., 640 State Road 434, Longwood, Florida 32750, Attention: David G. Powers.
     A copy of the 2005 Annual Report to Shareholders, including financial statements for the years ended December 31, 2005 and 2004, accompanies this Proxy Statement.
PROPOSAL ONE
ELECTION OF DIRECTORS
General
     The Annual Meeting is being held to elect directors of the Holding Corporation to serve a one- year term of office. Each director of the Holding Corporation serves for a term expiring at the next Annual Meeting of Shareholders, and until his successor is duly elected and qualified. Accordingly, the terms of each member of the Board expire at the Annual Meeting and, therefore, such individuals are standing for reelection to a one-year term expiring at the Annual Meeting of Shareholders in 2007.
     All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other persons as they may select.
Directors
     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF THE NOMINEES LISTED BELOW.
     The following table sets forth the name of each nominee or director continuing in office of the Holding Corporation; a description of his position and offices with the Holding Corporation other than as a director, if any; a brief description of his principal occupation and business experience during at least the last five years; and certain other information including the director’s age and the number of shares of Holding Corporation Common Stock beneficially owned by the director on February 15, 2006. Each of the following individuals is also serving as a director of United Heritage Bank (the “Bank”), which is wholly-owned subsidiary of the Holding Corporation (collectively, the “Company”). For information concerning membership on committees of the Board of Directors, see “ELECTION OF DIRECTORS — Information About the Board of Directors and Its Committees.”

Amount, Percentage
and Nature of
Beneficial Ownership
	Information About Nominee or	of Holding Corporation
Nominee	Director Continuing in Office	Common Stock (1)
NOMINEES FOR DIRECTOR

Randy O. Burden	Mr. Burden serves as a director of the Company. He previously founded and served as Chairman of the Board of Citrus Bank of Orlando. He also previously served as a member of the Board of Directors for Admiralty Bank. Mr. Burden is an investor and owner of several local business enterprises. He is 56 years old.	150,000 (2) (3.08%)

J. Michael Hattaway	Mr. Hattaway serves as Vice Chairman of the Board. He previously founded and served as Chairman of the Board of Community National Bank of Mid Florida. Mr. Hattaway is a lifelong real estate developer and operates his own multi-faceted real estate company. He is 60 years old.	214,353 (3) (4.40%)

James L. Hewitt	Mr. Hewitt serves as Chairman of the Board of the Company. He is also an executive officer. Mr. Hewitt previously served as Chairman of the Board of a regional bank with operations headquartered in Orlando, Florida and was Chairman of the Board and founder of United American Bank of Central Florida. He was also the founder and until November 1991, a principal owner of the Orlando Magic NBA franchise. Mr. Hewitt is 63 years old.	215,000 (4) (4.41%)

Vincent S. Hughes	Mr. Hughes serves as a director of the Company. He is also a director of Hughes Supply. Previously, Mr. Hughes served on the Board of Directors of United American Bank and Colonial Bank. Currently, he is Chairman of the Audit Committee of the Company. He is a native Orlandoan. Mr. Hughes is 65 years old.	91,646 (5) (1.88%)

Amount, Percentage
and Nature of
Beneficial Ownership
	Information About Nominee or	of Holding Corporation
Nominee	Director Continuing in Office	Common Stock (1)
NOMINEES FOR DIRECTOR

David G. Powers	Mr. Powers serves as a director of the Company and is also President and Chief Executive Officer. He has 32 years of local banking experience and previously served as President and Chief Executive Officer of a regional bank headquartered in Orlando, Florida. Mr. Powers is 49 years old.	76,370 (6) (1.57%)

(1)	Information relating to beneficial ownership of Holding Corporation Common Stock by directors is based upon information furnished by each person using “beneficial ownership” concepts set forth in rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, nominees and directors continuing in office are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as otherwise indicated in the notes to this table, directors possessed sole voting and investment power as to all shares of Holding Corporation Common Stock set forth opposite their names.

(2)	Includes 40,000 presently exercisable options.

(3)	Includes 24,566 presently exercisable options and 161,510 shares held by a family trust.

(4)	Includes 40,000 presently exercisable options.

(5)	Includes 54,300 shares held by a revocable trust.

(6)	Includes 39,346 presently exercisable options and 15,000 shares held by his IRA.
Director Independence
     The Board of Directors has determined that a majority of the Holding Corporation’s directors are independent. In determining director independence, the Board considers all relevant facts and circumstances, including the rules of the National Association of Securities Dealers. The Board considers the issue not only from the standpoint of a director, but also from that of persons or organizations with which the director has an affiliation. The Board of Directors has determined that the following three directors of the Company’s five directors following the Annual Meeting are independent under these guidelines: Messrs. Burden, Hattaway and Hughes. As a member of management, Mr. Powers is not considered independent. The other non-management director (who is not considered independent because of his prior or current business relationships with the Holding Corporation) is Mr. Hewitt, who continues to participate in the Board’s activities and provide valuable insights and advice.

Information About the Board of Directors and Its Committees
     The Board of Directors of the Holding Corporation held 12 meetings during the year ended December 31, 2005. All of the directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of the committees of the Board on which they serve. The Holding Corporation’s Board of Directors presently has three committees. Certain information regarding the function of these standing committees, their membership, and the number of meetings held during 2005 follows:
     The Compensation Committee is responsible for establishing appropriate levels of compensation and benefits. The members of this committee consist of Messrs. Hattaway, Hewitt, Hughes, Burden and Powers. Messrs. Hattaway, Burden and Hughes are independent directors as defined under the rules of the National Association of Securities Dealers. The committee held nine meetings during 2005.
     For information regarding the Holding Corporation’s Nominating Committee, see “Nominating Committee.”
     For information regarding the Holding Corporation’s Audit Committee, see “Audit Committee Report.”
     Directors of the Holding Corporation are paid $500 for meetings attended. The directors of the Holding Corporation also receive $500 for each meeting of the Bank board. The members of the Audit Committee receive $1,500 per month for their service on the Audit Committee.
Executive Officers
     The following lists the executive officers of the Holding Corporation, all positions held by them in the Holding Corporation, including the period each such position has been held, a brief account of their business experience during the past five years and certain other information including their ages. Executive officers are appointed annually at the organizational meeting of the Board of Directors, which follows the Holding Corporation annual meeting of shareholders, to serve until a successor has been duly elected and qualified or until his death, resignation, or removal from office. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included.

Executive Officers	Information About Executive Officers
David G. Powers	Mr. Powers serves as a director of the Company and is also President and Chief Executive Officer. He also serves as President and Chief Executive Officer of the Bank (since July 2000). Prior thereto, he was President and Chief Executive Officer of Colonial Bank Central Florida (February 1998 through July 2000). He has 32 years of local banking experience. Mr. Powers is 49 years old.

Shirley L. Tyler	Ms. Tyler serves as Executive Vice President and Chief Financial Officer of United Heritage Bank and Treasurer of the Holding Corporation. She has 30 years of local banking experience and previously served as Senior Vice President/Branch Administrative of a regional bank headquartered in Orlando, Florida. Ms. Tyler is 51 years old.

Management and Principal Stock Ownership
     As of February 15, 2006, based on available information, all directors and executive officers of the Holding Corporation as a group (six persons) beneficially owned 620,707 shares of Holding Corporation Common Stock which constituted 12.7% of the number of shares outstanding at that date.
Executive Compensation and Benefits
     The following table sets forth all cash compensation for the Holding Corporation’s and the Bank’s President and Chief Executive Officer for services to the Holding Corporation and the Bank in 2005.
SUMMARY COMPENSATION TABLE

							Long Term Compensation

Annual Compensation					Awards		Payouts
Name
and				Other	Restricted
Principal				Annual	Stock	Options/	LTIP	All Other
Position	Year	Salary	Bonus	Compensation (1)	Award(s)	SARs	Payouts	Compensation

David G. Powers	2005	$261,238	$25,000	$9,360	-0-	10,000	-0-	$12,000
President and Chief	2004	$255,021	$-0-	$9,360	-0-	22,346	-0-	$6,000
Executive Officer	2003	$221,948	$-0-	$9,360	-0-	-0-	-0-	$6,000
of the Holding Corporation and the Bank

Shirley L. Tyler	2005	$106,979	$15,000	$9,360	-0-	3,000	-0-	$-0-
Executive Vice President and Treasurer

(1)	Represents amounts paid by United Heritage Bank to Mr. Powers and Mrs. Tyler for automobile allowance.
     Stock Option Plans. The Holding Corporation has a stock option plan for officers and employees (the “Employee Plan”) and a stock option plan for directors (the “Director Plan”). The Employee Plan authorizes the issuance of options for 482,132 shares to Bank officers and employees and the Director Plan authorizes the issuance of options for 433,824 shares to Holding Corporation and Bank Directors. As of December 31, 2005, options exercisable for an aggregate of 298,808 shares of Holding Corporation Common Stock were outstanding under the Director Plan and held by directors at a weighted average exercise price of $12.53 per share, and options exercisable for an aggregate of 402,002 shares of Holding Corporation Common Stock were outstanding under the Employee Plan and held by certain officers and employees at a weighted average exercise price of $9.99 per share. The options terminate in 2006 through 2010.

Equity Compensation Plan Information

Number of
securities remaining
	Number of		available for future
	securities to be		issuance under
	issued upon	Weighted-average	equity
	exercise of	exercise price of	compensation plans
	outstanding	outstanding	(excluding
	options, warrants	options, warrants	securities reflected
	and rights (a)	and rights (b)	in column (a)) (b)
Equity compensation plans approved by security holders	700,810	$12.22	132,348

Equity compensation plans not approved by security holders	—	—	—

Total	700,810	$12.22	132,348

     The following table provides information on option grants in 2005 to Mr. Powers and Ms. Tyler:
Individual Grants

		% of Total Options
	Number of Securities	Granted to
	Underlying Options	Employees in	Exercise Price
Name	Granted	Fiscal Year	($/Share)	Expiration Date

David G. Powers	10,000	6.64%	$14.00	April 1, 2015

Shirley L. Tyler	3,000	1.99%	$14.00	April 18, 2015
Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End
Option/SAR Values

Number of
			Securities	Value of
			Underlying	Unexercised
	Shares		Unexercised	in-the-Money
	Acquired		Options/SARs	Options/SARs
	on	Value	at FY-End (#)	at FY-End($)
	Exercise	Realized	Exercisable/	Exercisable/
Name	(#)	($)	Unexercisable	Unexercisable

David G. Powers	—	—	39,346/20,000	$172,038/$20,000

Shirley L. Tyler	—	—	20,000/8,000	$100,000/$8,000

     Profit Sharing Plan. United Heritage Bank has adopted a 401(k) Profit Sharing Plan. Employees are eligible to participate after meeting certain length of service requirements. Each year, participants may elect to defer up to 20% not to exceed 14,000 of compensation instead of receiving that amount in cash. United Heritage Bank may contribute a percentage amount or may contribute a discretionary amount.
     Executive Officer Agreements. The Bank has entered into employment agreements with Mr. Powers and Ms. Tyler. The employment agreements provide for the executive to receive an annual salary, subject to annual adjustments and bonuses, and stock options. Each employment agreement also provides for receipt of employee benefits and reimbursement for certain business related expenses. In the event of a change of control (as defined in the agreements) Mr. Powers is entitled to receive an amount equal to three times his base salary and Ms. Tyler an amount equal to one times her base salary. The employment agreements also include certain noncompete and nonsolicitation covenants and certain events following termination of employment.
Certain Transactions
     The Bank has outstanding loans to certain of its directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.
NOMINATING COMMITTEE
     For 2006, the Holding Corporation has established a nominating committee of the Board of Directors consisting of Messrs. Burden, Hattaway and Hughes. Messrs. Burden, Hattaway and Hughes are independent directors as defined under the rules of the National Association of Securities Dealers. The Board of Directors acted as the nominating committee during 2005 and, in that capacity, held one meeting during that year. The nominating committee operates pursuant to a written charter that has the exclusive right to recommend candidates for election as directors to the Board. A copy of the committee’s charter is attached as Appendix A. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experience, their business and social perspective, concern for the long-term interests of the shareholders, and personal integrity and judgment. In addition, candidates must be aware of the directors vital part in the Holding Corporation’s good corporate citizenship and corporate image, have time available for meetings and consultation on Holding Corporation matters, and be willing to assume broad, fiduciary responsibility. Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability. The nominating committee will review the qualifications and backgrounds of the directors, as well as the overall composition of the Board, and recommend to the full Board the slate of directors to be nominated for election at the annual meeting of shareholders. The nominating committee will consider director candidates recommended by shareholders, provided the recommendation is in writing and delivered to the President of the Holding Corporation at the principal executive offices of the Holding Corporation not later than the close of business on the 120th day prior to the first anniversary of the date on which the Bank first mailed its proxy materials to shareholders for the preceding year’s annual meeting of shareholders. The nomination and notification must contain the nominee’s name, address, principal occupation, total number of shares owned, consent to serve as a director, and all information relating to the nominee and the nominating shareholder as would be required to be disclosed in solicitation of proxies for the election of such nominee as a director pursuant to the Securities and Exchange Commission’s proxy rules. The committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareholder or not.
     The Holding Corporation’s Board has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of the Holding Corporation at 640 E. State Road 434, Longwood, Florida 32750, attention: President and Chief Executive Officer. All communications will be compiled by the President and Chief Executive Officer and submitted to the members of the Board. The Holding Corporation does not have a policy that requires directors to attend the Annual Meeting. With the exception of Mr. Hewitt, all members of the Board attended last year’s Annual Meeting.
COMPENSATION COMMITTEE REPORT
     The Personnel and Compensation Committee consists of Messrs. Burden, Hattaway, Hewitt, Hughes and Powers. Messrs. Burden, Hattaway and Hughes are independent Directors as defined under the rules of the National Association of Securities and Dealers. The Committee held nine meetings during 2005.

Compensation Principles
     Executive compensation in 2005 was determined in accordance with four objectives: (1) the Company’s financial and strategic performance, both in terms of the attainment of short-term and long-term goals; (2) the competitiveness of executive compensation with peers; (3) the individual performance of each executive officer; and (4) recommendations of the Chief Executive Officer regarding all executive officers other than himself. No disproportionate weight was assigned to any individual principle.
Total Cash Compensation
     Cash compensation consists of an annual salary established at the beginning of the fiscal year and a bonus described further below. In setting compensation for the 2005 fiscal year, the Compensation Committee reviewed the compensation paid by peer groups of comparable bank holding companies and peer community banks.
     The Compensation Committee approved the salary of each executive officer who reports directly to the Chief Executive Officer of United Heritage Bank for 2005 in December 2004. The salaries paid to such executive officers in the peer group companies were analyzed in terms of goals and objectives previously set by the Chief Executive Officer and approved by the Committee.
     The Compensation Committee did not recommend compensation levels based upon a formula, but, rather, after reviewing the factors outlined above and receiving recommendations of the Chief Executive Officer for each person reviewed, other than the Chief Executive Officer, the Compensation Committee established salaries for 2005 that, in its subjective judgment, were fair in terms of the Company’s performance.
Compensation for Chief Executive Officer
     The Board of Directors evaluated the salary of the Chief Executive Officer on the basis of the same criteria used to evaluate salaries of other executive officers. The Board of Directors’ determination of an appropriate level of compensation for the Chief Executive Officer was thus based on a comparison of the Company’s performance with the performance of the peer group, the performance of the Company relative to its strategic and financial plan, the Chief Executive Officer’s responsibilities within the Company, and the compensation paid to chief executive officers within the peer group.
AUDIT COMMITTEE REPORT
     The Holding Corporation has established an audit committee of the Board of Directors consisting of Messrs. Burden, Hattaway, and Hughes, each of whom is an independent director as defined under the rules of the National Association of Securities Dealers. The Board of Directors has determined that Mr. Hughes qualifies as an “Audit Committee Financial Expert.” The Audit Committee consists of three non-employee directors, each of whom has been selected for the Audit Committee by the Board based on the Board’s determination that they are fully qualified to monitor the performance of management, the public disclosures of the Bank of its financial condition and performance, internal accounting operations, and the independent public accountants. In addition, the Audit Committee has the ability on its own to retain independent accountants or other consultants whenever it deems appropriate. The Audit Committee of the Board is responsible for providing independent, objective oversight and review of the Holding Corporation’s accounting functions and internal controls. The Audit Committee is governed by a written charter adopted and approved by the Board of Directors. The Audit Committee held ten meetings in 2005.
     The responsibilities of the Audit Committee include recommending to the Board an accounting firm to serve as the Holding Corporation’s independent accountants. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with Holding Corporation management, and the independent accountants regarding the following:

•	the plan for, and the independent accountants’ report on, each audit of the Holding Corporation’s financial statements

•	changes in the Holding Corporation’s accounting practices, principles, controls or methodologies, or in the Holding Corporation’s financial statements, and recent developments in accounting rules
     This year the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter. Audit Committee considered and concluded that the independent public accountants did not provide any non-audit services in 2005 was compatible with applicable independence standards.
     The Audit Committee is responsible for recommending to the Board that the Holding Corporation’s financial statements be included in the Holding Corporation’s annual report. The Committee took a number of steps in making this recommendation for 2005. First, the Audit Committee discussed with the Holding Corporation’s independent public accountants, those matters the independent public accountants communicated to and discussed with the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed the public accountants independence with the independent public accountants and received a letter from the independent public accountants regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of the independent public accountants’ independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed with Holding Corporation management and the independent public accountants, the Holding Corporation’s audited consolidated balance sheets at December 31, 2005 and 2004, and the related consolidated statements of income, stockholders’ equity, and cash flows for each for the years in the two-year period ended December 31, 2005. Based on the discussions with the independent public accountants concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Holding Corporation’s Annual Report on Form 10-K include these financial statements.
Audit Committee
Randy O. Burden
J. Michael Hattaway
Vincent S. Hughes
SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
     Proposals of shareholders of the Holding Corporation intended to be presented at the 2007 Annual Meeting of Shareholders must be received by the Holding Corporation at its principal executive offices on or before December 1, 2006, in order to be included in the Holding Corporation’s Proxy Statement and form of proxy relating to the 2007 Annual Meeting of Shareholders.
SECTION 16(a) REPORTING REQUIREMENTS
     Under Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Holding Corporation, and persons who beneficially own more than 10% of Holding Corporation Stock, are required to make certain filings on a timely basis with the Securities and Exchange Commission. Reporting persons are required by SEC regulations to furnish the Holding Corporation with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, and on written representations from reporting persons concerning the necessity of filing a Form 5 — Annual Statement of Changes in Beneficial Ownership, the Holding Corporation believes that, during 2005, all filing requirements applicable to reporting persons were met.

INDEPENDENT PUBLIC ACCOUNTANTS
     Consistent with past practice, the Board of Directors has determined to defer the selection of independent public accountants to audit the consolidated financial statements of the Holding Corporation for the current year ending December 31, 2006. Osburn, Henning and Company, has served as independent public accountants for the Holding Corporation since 2003 and the Bank since 2001. The Board does not anticipate that a representative of Osburn, Henning and Company will be present at the Annual Meeting.
Fees Paid to the Independent Auditor
     The following sets forth information on the fees paid by the Holding Corporation to Osburn, Henning and Company for 2005 and 2004.

	2005	2004
Audit Fees	$64,725	$57,810

Audit-Related Fees	-0-	880

Tax Fees	5,025	5,053

Subtotal	69,750	63,743

All Other Fees	-0-	-0-

Total Fees	$69,750	$63,743

Services Provided by Osburn, Henning and Company
     All services rendered by Osburn, Henning and Company are permissible under applicable laws and regulations, and are pre-approved by the Audit Committee. (The Audit Committee’s pre-approval policy with respect to non-audit services is shown as Appendix B to this proxy statement.) Pursuant to the rules of the SEC, the fees paid to Osburn, Henning and Company for services are disclosed in the table above under the categories listed below.
1)	Audit Fees – These are fees for professional services perform for the audit of the Holding Corporation’s annual financial statements and review of financial statements included in the Holding Corporation’s 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

2)	Audit-Related Fees – These are fees for assurance and related services performed that are reasonably related to the performance of the audit or review of the Holding Corporation’s financial statements. No such services were performed by Osburn, Henning and Company in 2005.

3)	Tax Fees – These are fees for professional services performed by Osburn, Henning and Company with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for the Holding Corporation and its consolidated subsidiary; refund claims; payment planning; tax audit assistance; and tax work stemming from “Audit-Related” items.

4)	All Other Fees – These are fees for other permissible work performed by Osburn, Henning and Company that does not meet the above category descriptions. No such services were performed by Osburn, Henning and Company in 2005.

     These services are actively monitored (both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in the core work of Osburn, Henning and Company, which is the audit of the Holding Corporation’s consolidated financial statements.
OTHER INFORMATION
Proxy Solicitation
     The cost of soliciting proxies for the Annual Meeting will be paid by the Holding Corporation. In addition to solicitation by use of the mail, proxies may be solicited by directors, officers, and employees of the Holding Corporation in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made to furnish copies of proxy materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of the Holding Corporation Common Stock. Such persons will be paid for reasonable expenses incurred in connection with such services.
Miscellaneous
     Management of the Holding Corporation does not know of any matters to be brought before the Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.
     Upon the written request of any person whose proxy is solicited by this Proxy Statement, the Holding Corporation will furnish to such person without charge (other than for exhibits) a copy of the Holding Corporation’s Annual Report on Form 10-K for its fiscal year ended December 31, 2005, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Written requests may be made to United Heritage Bankshares of Florida, Inc., 640 E. State Road 434, Longwood, Florida 32750, Attention: David G. Powers.

Appendix A
UNITED HERITAGE BANKSHARES OF FLORIDA, INC.
CHARTER OF NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS
(Originally adopted on January 27, 2005)
Composition
The Nominating Committee (the “Committee”) of the Board of Directors of United Heritage Bankshares of Florida, Inc., a Florida corporation (the “Company”), shall consist of at least two (2) independent members of the Board of Directors of the Company (the “Board”).
Each member shall be free from any relationship that would interfere with the exercise of his or her independent judgment, as determined by the Board and shall meet, as applicable, the standards for independence set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”) and The Nasdaq Stock Market (“Nasdaq”).
The Board shall appoint the members of the Committee and the Committee chairperson. The Board may remove any Committee member at any time.
Purpose
The purpose of the Committee shall be to:
•	Identify, review and evaluate candidates to serve as directors of the Company and recommend director candidates to the Board.

•	Serve as a focal point for communication between candidates, non-committee directors and the Company’s management.

•	Determine whether existing directors should be re-nominated.

•	Make other recommendations to the Board regarding affairs relating to the directors of the Company.
Operating Principles and Processes
In fulfilling its functions and responsibilities, the Committee should give due consideration to the following operating principles and processes:
•	Communication - Regular and meaningful contact with the Chairman of the Board, other committee chairpersons, members of senior management and independent professional advisors to the Board and its various committees, as applicable, is important for strengthening the Committee’s knowledge of relevant current and prospective corporate governance issues.

•	Resources - The Committee shall be authorized to access such internal and, in consultation with senior management, external resources as the Committee deems necessary or appropriate to fulfill its defined responsibilities, including engagement of independent legal counsel, consultants and other professional advisors, as well as executive search firms to help identify director candidates. The Committee shall have sole authority to approve fees, costs and other terms of engagement of such outside resources.

•	Meeting Agendas - Committee meeting agendas shall be the responsibility of the Committee chairperson with input from the Committee members and other members of the Board as well as, to the extent deemed appropriate by the chairperson, from members of senior management and outside advisors.
•	Committee Meeting Attendees - The Committee shall be authorized to require members of senior management and to request that outside counsel and other advisors attend Committee meetings.

•	Reporting to the Board of Directors - The Committee, through the Committee chairperson, shall report all material activities of the Committee to the Board from time to time, or whenever so requested by the Board.

•	Other Functions - The Committee shall have the authority to perform such other functions, and shall have such powers, as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities hereunder.
Functions and Authority
The operation of the Committee will be subject to the provisions of the Bylaws of the Company and the Florida Business Corporation Act, each as in effect from time to time. The Committee will have the full power and authority to carry out the following primary responsibilities:
•	Criteria for Board Membership; Director Nominations - The Committee, in consultation with the Chairman of the Board, has the primary responsibility for identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board, including consideration of any potential conflicts of interest. The Committee shall also have the primary responsibility, following the Board assessment provided for below, for evaluating, reviewing and considering the recommendation for nomination of current Directors for reelection to the Board. The selection of nominees for Director to be presented to the stockholders for election or reelection, and the selection of new Directors to fill vacancies and newly created directorships on the Board, shall be made by the full Board based on the recommendations of the Committee.

•	Board Assessment - The Committee shall periodically review, discuss and assess the performance of the Board, seeking input from senior management, the full Board and others. The assessment shall include evaluation of the performance of the members of the Board of Directors, individually and collectively, the Board’s contribution as a whole, specific areas in which the Board and/or management believe better contributions could be made, and overall Board composition and makeup, including whether it is desirable for each member of the Board to continue to serve on the Board based upon the designated functional needs of the Board. The factors to be considered shall include whether the Directors, both individually and collectively, can and do provide the skills and expertise appropriate for the Company. The Committee shall also consider and assess each Director’s satisfaction of the criteria established for Board membership or membership on any committee of the Board, including the independence of Directors and whether a majority of the Board continue to be independent from management, in both fact and appearance as well as within the meaning prescribed by SEC or Nasdaq. The results of such assessments shall be provided to the Board for further discussion as appropriate.

•	Director Change of Position - The Committee shall review and make recommendations to the Board regarding the continued service of a Director in the event (i) an employee Director’s employment with the Company is terminated for any reason or (ii) a nonemployee Director changes his/her primary job responsibility or primary employer since the time such Director was most recently elected to the Board. In this regard, the Committee may consider the establishment of procedures for retirement or resignation of Directors under such circumstances.

•	Stockholder Communications, Proposals and Nominations — The Committee shall, if deemed advisable, establish a process for reviewing and considering stockholder communications, and proposals submitted by stockholders that relate to corporate governance matters, including stockholder nominations for directors and/or stockholder suggestions for director nomination. The Committee shall review and make recommendations to the Board regarding any such proposal, nomination or suggestion for nomination. If the Committee establishes a process for reviewing and considering stockholder communications, such process shall be submitted for approval by a majority of the independent directors of the Company.

•	Procedures for Handling Complaints — The Committee shall oversee, and, if deemed advisable, develop procedures for handling the receipt, retention and treatment of complaints received by the Company (whether initiated by employees of the Company or outside third parties) with respect to legal and regulatory compliance matters.

•	Qualified Legal Compliance Committee — The Committee shall act as the Company’s Qualified Legal Compliance Committee within the meaning of 17 CFR Part 205.2(k).
Meetings
The Committee will hold at least one regular meeting per year and additional regular or special meetings as its members deem necessary or appropriate. Meetings may be called by the Chairman of the Committee or the Chairman of the Board.
Minutes and Reports
Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee will report to the Board from time to time, or whenever so requested by the Board. In addition, the Chairman of the Committee or his or her delegate shall be available to answer any questions the other directors may have regarding the matters considered and actions taken by the Committee.

Appendix B
UNITED HERITAGE BANKSHARES OF FLORIDA
UNITED HERITAGE BANK
AUDIT AND NON-AUDIT SERVICES
Pre-Approval Policy
I. STATEMENT OF PRINCIPLES: The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. All services to be provided by the independent auditor require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels also require specific pre-approval by the Audit Committee. The term of any pre-approval is 12 months from the date of pre-approval unless the Audit Committee specifically provides for a different period.
II. DELEGATION: The Audit Committee may not delegate its responsibilities to pre-approve services performed by the independent auditor to management. The Audit Committee may, however, delegate pre-approval authority to one or more of its members. The member(s) to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
III. AUDIT SERVICES: The annual Audit services engagement terms and fees will be subject to the specific pre-approval by the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from any changes in the scope of the audit or other matters. In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant specific pre-approval for other Audit services, which are those services that only the independent auditor can reasonably provide. Examples of those services include: attestation on management reports on internal controls, services associated with any SEC registration, periodic reports or other documents to be filed with the SEC relating to securities offerings, consultations by the Company management as to the accounting or disclosure treatment of transactions or events.
IV. AUDIT RELATED SERVICES: Audit related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit related services does not impair the independence of the auditor. All Audit related services must be pre-approved the by the Audit Committee. Examples are Audit related services include: financial statement audits of employee benefit plans; due diligence services pertaining to potential business acquisitions/dispositions, internal control reviews and assistance with internal control reporting requirements, consultation by the Company’s management as to the accounting or disclosure treatment of transactions or events.
V. TAX SERVICE: The Audit Committee believes that the independent auditor can provide a limited set of Tax services to the Company such as tax compliance activities without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Also, the Audit Committee will not permit the retention of the independent auditor in connection with tax planning engagements, or other engagements where the independent auditor may need to opine on the sustainability of the tax treatment in the financial statements. All tax services must be specifically pre approved by the Audit Committee. Examples of tax services include: US Federal, foreign, state and local tax compliance, Review of federal, foreign, state and local income, franchise and other tax returns, Preparation of employee benefit tax returns.

VI. ALL OTHER SERVICES: The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor. Permissible All Other services must be specifically pre-approved by the Audit Committee.
VII. PRE-APPROVAL FEE LEVELS: Pre-approval fee levels for all services to be provided by the independent auditor will be established by the Audit Committee. Any proposed services exceeding those levels will require specific re-approval by the Audit Committee.
VIII. PROCEDURES: Requests or applications to provide services will be jointly submitted to the Audit Committee by the independent auditor, the Chief Financial Officer and must include (1) a joint statement as to whether, in their view, the request or application is consistent with the SEC rules on auditor independence, and 2) a reasonably detailed description of the proposed services and such other supporting documentation as may be necessary to ensure that the Audit Committee clearly understands the nature and scope of the services it is being asked to approve.
Exhibit 1
Prohibited Non-Audit Services
•	Bookkeeping or other services related to the accounting records or financial statements of the Company.

•	Financial information systems design and implementation.

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports.

•	Actuarial services.

•	Internal audit outsourcing services.

•	Management functions.

•	Human Resource functions.

•	Broker-dealer, investment adviser or investment banking services.

•	Legal services.

•	Expert services unrelated to the audit.

PROXY CARD
REVOCABLE PROXY
UNITED HERITAGE BANKSHARES OF FLORIDA, INC.
     PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2006.
     The undersigned hereby appoints James L. Hewitt and J. Michael Hattaway, or either of them with individual power of substitution, proxies to vote all shares of the Common Stock of United Heritage Bankshares of Florida, Inc. (the “Holding Corporation”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the 640 E. State Road 434, Longwood, Florida 32750, on Wednesday, April 5, 2006 beginning at 8:00 a.m., and at any adjournment thereof.
     SAID PROXIES WILL VOTE ON THE PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED BELOW. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.
1.	ELECTION OF DIRECTORS

FOR , or WITHOUT , authority to vote for the election of the following directors of the Holding Corporation (or any substituted nominee) as discussed in the accompanying Proxy Statement: Randy O. Burden, J. Michael Hattaway, James L. Hewitt, Vincent S. Hughes and David G. Powers.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), list name(s) below:

PLEASE MARK, SIGN BELOW, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE FURNISHED.

Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partner-ship, please sign in partnership name by authorized person.

SHARES

DATED:	, 2006

Signature

Signature if held jointly

Please print or type your name
     Please mark here if you intend to attend the Annual Meeting of Shareholders.

          Please return your signed Proxy to:

                    United Heritage Bankshares of Florida, Inc.
                    640 State Road 434
                    Longwood, Florida 32750
                    Attn: David G. Powers
                    President and Chief Executive Officer